SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                 Form 8-K/A

                              Amendment No. 1

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 4, 2002


                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


             Delaware                     333-89556           13-6357101
   ----------------------------           ---------          --------------
   (State or Other Jurisdiction          (Commission         (I.R.S. Employer
         of Incorporation)                File No.)         Identification No.)


                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)


                               (212) 902-1000
             Registrant's telephone number, including area code


                               Not Applicable
       (Former name or former address, if changed since last report)




Item 5.  Other Events

         The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-89556) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:00AM on June 6, 2002. This Amendment No. 1 to the Current Report on Form 8-K/A discloses the use of a portfolio summary report, dated September 4, 2002 (the "Portfolio Summary Report"), prepared by the Registrant for a proposed offering of approximately $386,000,000 of Mortgage Pass-Through Certificates, GSMPS Series 2002-1 pursuant to the Registration Statement. This transaction is expected to close on September 26, 2002. This Portfolio Summary Report is filed as Exhibit 99.

         This Amendment Number 1 to the Current Report on Form 8K/A is being filed to recharacterize the name of the series from "Series 2002-9" to "GSMPS Series 2002-1".


Item 7.  Financial Statements and Exhibits

         A description of the Exhibit filed herewith is attached hereto.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.


                                            By: /s/ Jay F. Strauss
                                                -----------------------------
                                                Name:   Jay F. Strauss
                                                Title:  Secretary

Dated: September 6, 2002


                               EXHIBIT INDEX

Exhibit No.        Description

    99 Portfolio Summary Report as prepared by the Registrant for a proposed offering of approximately $386,000,000 of Mortgage Pass-Through Certificates, GSMPS Series 2002-1 pursuant to the Registration Statement.